Exhibit 10(x)
EXECUTION VERSION
$300M Term Loan Credit Facility

SECOND AMENDMENT dated as of December 14, 2018 (this “Amendment”) to the CREDIT AGREEMENT dated as of January 5, 2016, and amended on September 12, 2017 (as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”), among PITNEY BOWES INC., a corporation duly organized and validly existing under the laws of the State of Delaware, the BANKS party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
WHEREAS, the Banks have extended credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein; and
WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.01.    Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.
SECTION 1.02.    Amendments to Credit Agreement. Effective on the Effective Date (as defined below), the Credit Agreement is amended as follows:
(a)    The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended by replacing the existing table therein with the following table:

Standard & Poor’s/Moody’s Rating (each a “Category”)	Eurocurrency Spread	Base Rate Spread
Category 1 A-/A3	1.00%	0.00%
Category 2 BBB+/Baa1	1.125%	0.125%
Category 3 BBB/Baa2	1.250%	0.250%
Category 4 BBB-/Baa3	1.50%	0.50%
Category 5 BB+/Ba1	1.75%	0.75%
Category 6 lower than BB+/ Ba1 or unrated	2.25%	1.25%

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(b)    Section 8.07 of the Credit Agreement is amended to read as follows:
“8.07. Financial Covenant. The Borrower will not permit the Leverage Ratio to exceed (a) as of the last day of the fiscal quarter during which the Neutron Acquisition Closing Date shall occur and each subsequent fiscal quarter ending after the Neutron Acquisition Closing Date and on or prior to September 30, 2018, 4.50 to 1.00, (b) as of the last day of the fiscal quarters ending on December 31, 2018, March 31, 2019, and June 30, 2019, 4.25 to 1.00, (c) as of the last day of the fiscal quarter ending September 30, 2019, 4.00 to 1.00, or (d) as of the last day of any other fiscal quarter, 3.50 to 1.00.”
SECTION 1.03.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Banks and the Administrative Agent that: (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) the representations and warranties made by the Borrower in Section 7 of the Credit Agreement are true and complete on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) with the same force and effect as if made on and as of such date; provided, however, that for purposes of this Section 1.03, the dates in the last sentence of Section 7.02 of the Credit Agreement and in Section 7.03 of the Credit Agreement shall be deemed to be December 31 of the year for which the Borrower shall most recently have filed an Annual Report on Form 10-K with the Securities and Exchange Commission prior to the Effective Date.
SECTION 1.04.    Effectiveness.
(a)    The amendments provided for in Section 1.02 of this Amendment shall become effective on the first date on which each of the following conditions is satisfied (the “Effective Date”):
(i) this Amendment shall have been executed by the Majority Banks and the Administrative Agent shall have received a counterpart hereof executed by the Borrower;
(ii) the Administrative Agent shall have received a certificate, dated the Effective Date, of a senior officer of the Borrower to the effect that (i) no Default has occurred and is continuing as of the Effective Date and (ii) the representations and warranties made by the Borrower in Section 7 of the Credit Agreement (in each case, as amended hereby and as adjusted by Section 1.03 hereof) are true and complete on and as of the Effective Date (or, if

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any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) with the same force and effect as if made on and as of such date;
(iii) the Borrower shall have paid all fees payable by it under Section 1.05 hereof;
(iv) the Administrative Agent shall have received reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or Section 1.06 hereof; and
(v) the Borrower shall have obtained amendments to the respective “financial covenants” in the Revolver, the 2017 Term Loan Agreement and the Agreement Re: Term Loan Facility, dated as of August 30, 2017, between the Borrower and The Bank of Tokyo-Mitsubishi-UFJ, Ltd., each substantially consistent with the amendment to the Credit Agreement described in Section 1.02(b) hereof and such amendment shall be effective, or substantially concurrently with the effectiveness of this Amendment will be effective.
SECTION 1.05.    Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Bank party hereto, an amendment fee equal to 0.10% of the aggregate amount of such Bank’s outstanding Loans on the Effective Date, which fee will be due and payable on the Effective Date.
SECTION 1.06.    Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.
SECTION 1.07.    Effect of Amendment.     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Banks or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document. On and after the Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby.
SECTION 1.08.    Counterparts.     This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile

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or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 1.09.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 1.10.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PITNEY BOWES INC.,
by

Name:
Title:

by

Name:
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JPMORGAN CHASE BANK, N.A., as Administrative Agent,
by

Name:
Title:

LENDER SIGNATURE PAGE TO
PITNEY BOWES INC. SECOND AMENDMENT TO CREDIT AGREEMENT

Name of Institution:
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By

Name:
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For any institution requiring a second signature                     block:

By

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